Exhibit 99.2

Exhibit 99.2
SECOND QUARTER 2017 EARNINGS PRESENTATION JULY 20, 2017 ASB LISTED NYSE ASSOCIATED BANK

FORWARD-LOOKING STATEMENTS Important note regarding forward-looking statements: Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding managements plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as believe, expect, anticipate, plan, estimate, should, will, intend, outlook or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent SEC filings. Such factors are incorporated herein by reference. 1

SECOND QUARTER UPDATE 2Q 2017: Net income available to common equity of $56 million, or $0.36 per common share Over 200 Basis Point Growing Year Over Year Expanding 1 YTD Efficiency Fee-Based Revenue Margin Improvement Bottom Line Improvement Average loans were up $449 million, or 2% from the first Balance quarter Sheet Completed on balance sheet Management mortgage retention strategy Loan to Deposit ratio of 96% Noninterest income increased 3% Fee Growing fee-based revenue Businesses Card-based and other nondeposit fees increased 10% Noninterest expense increased 2% Remain on track to deliver on Expense guidance Management Investments in solutions that drive improved efficiency Return on average common equity Tier 1 (CET1) of 10.6% Capital & Credit CET1 ratio of 9.9% at quarter end Management Improving credit metrics Unless otherwise noted, all comparative statements are made with reference to first quarter 2017 results. 1 Fee-based revenue = A non-GAAP financial measure, is the sum of trust service fees, service charges on deposit accounts, card-based and other nondeposit fees, insurance commissions, and brokerage and annuity commissions. Please refer to the appendix for a reconciliation of fee-based revenue to total noninterest income.
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Average Quarterly Loans ($ in billions) $20.5 $20.1 $20.0 $20.1 $19.6 $7.3 $7.6 $7.4 $7.2 $7.5 $5.0 $4.9 $5.0 $4.7 $4.9 $6.3 $6.6 $7.0 $6.1 $6.3 $1.4 $1.4 $1.3 $1.3 $1.3 2Q 2016 3Q 2016 4Q 2016 1Q 2017 2Q 2017 Home equity & Other consumer Residential mortgage Commercial real estate Commercial & business Average Net Loan Change (from 1Q 2017) ($ in millions) Residential mortgage $393 Mortgage warehouse $60 Power & Utilities $58 REIT $39 General commercial $10 $(30) Home equity & Other consumer $(36) Commercial real estate $(45) Oil and Gas Loan Mix – 2Q 2017 (Average) Commercial: 60% Consumer: 40% Commercial & Residential Mortgage Business2 36% 34% CRE Home Equity Investor1 4% 16% Construction 1 8% Other Consumer 2% – On a combined basis, second quarter 2017 period end CRE Investor and Construction portfolios included $1.5 billion of multi-family balances and $1.2 billion of retail balances. Within the $1.2 billion CRE retailer portfolio, our largest tenant exposure is less than 5%, spread over five loans, to a national investment grade grocer. 2 – Unsecured investment grade REITs, with retail tenant exposure, made up approximately $175 million, or 2%, of commercial and business lending period end balances. 3

DEPOSIT PORTFOLIO Average Quarterly Deposits ($ in billions) $21.4 $21.7 $21.5 $21.5 $20.3 $5.2 $5.3 $5.0 $4.9 $5.0 $4.1 $4.3 $4.3 $4.2 $3.6 $9.3 $9.2 $9.1 $9.1 $8.7 $1.4 $1.5 $1.5 $1.5 $1.4 $1.5 $1.6 $1.6 $1.6 $1.8 2Q 2016 3Q 2016 4Q 2016 1Q 2017 2Q 2017 Time deposits Savings Money market Interest-bearing demand Noninterest-bearing demand Loan to Deposit Ratio 98% 96% 91% 92% 92% 2Q 2016 3Q 2016 4Q 2016 1Q 2017 2Q 2017 Deposit Mix – 2Q 2017 (Average) Interest-bearing demand 20% Money market Noninterest 42% -bearing demand 23% Savings Time Deposits 7% 8% 4

NET INTEREST INCOME AND MARGIN Average Yields 3.69% 3.52% 3.36% 3.29% 3.29% 3.25% 3.23% 3.16% 3.15% 3.14% 2.38% 2.39% 2.42% 2.29% 2.25% 0.65% 0.52% 0.39% 0.41% 0.42% 2Q 2016 3Q 2016 4Q 2016 1Q 2017 2Q 2017 Total commercial loans Total residential mortgage loans Investments and other Total interest-bearing liabilities Net Interest Income & Net Interest Margin ($ in millions) 2.84% 2.83% 2.81% 2.80% 2.77% $177 $179 $180 $180 $184 <$1 $1 $1 $2 $1 Net interest income net of interest recoveries, prepayment fees, & deferred fees Net interest margin 5

NONINTEREST INCOME ($ IN MILLIONS) $95 $92 $82 $82 $80 $67 $66 $67 $67 $63 2Q 2016 3Q 2016 4Q 2016 1Q 2017 2Q 2017 Fee-based revenue1 Capital market fees, net Portfolio loan sales Mortgage banking, net $25 $7 $20 $8 $9 $9 $9 $8 $4 4 $4 $12 $9 $4 $5 $5 2Q 2016 3Q 2016 4Q 2016 1Q 2017 2Q 2017 Insurance Commissions $22 $22 $21 $19 $18 2Q 2016 3Q 2016 4Q 2016 1Q 2017 2Q 2017 1 – Fee-based revenue = A non-GAAP financial measure, is the sum of trust service fees, service charges on deposit accounts, card-based and other nondeposit fees, insurance commissions, and brokerage and annuity commissions. Please refer to the appendix for a reconciliation of fee-based revenue to total noninterest income. 6

NONINTEREST EXPENSE ($ IN MILLIONS) $179 $174 $175 $174 $176 $104 $107 $104 $105 $102 2Q 2016 3Q 2016 4Q 2016 1Q 2017 2Q 2017 Personnel Occupancy Technology and Equipment $33 $35 $33 $35 $34 $13 $15 $14 $15 $13 $20 $19 $20 $20 $21 2Q 2016 3Q 2016 4Q 2016 1Q 2017 2Q 2017 Efficiency Ratio1 70% 70% 70% 69% 69% 67% 68% 68% 68% 65% YTD 2Q13 YTD 2Q14 YTD 2Q15 YTD 2Q16 YTD 2Q17 Federal Reserve Fully tax-equivalent 1 – The efficiency ratio as defined by the Federal Reserve guidance is noninterest expense (which includes the provision for unfunded commitments) divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net. The fully tax-equivalent efficiency ratio, which is a non-GAAP financial measure, is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net. Please refer to the appendix for a reconciliation of the Federal Reserve efficiency ratio to the fully tax-equivalent efficiency ratio. 7

CREDIT QUALITY ($ IN MILLIONS) Potential Problem Loans $457 $441 $351 $340 $176 $171 $75 $78 $263 $37 $281 $270 $276 $262 $226 2Q 2016 3Q 2016 4Q 2016 1Q 2017 2Q 2017 Oil and Gas Nonaccrual Loans $283 $290 $275 $260 $232 $129 $127 $147 $134 $114 $154 $163 $128 $126 $118 2Q 2016 3Q 2016 4Q 2016 1Q 2017 2Q 2017 Oil and Gas Net Charge Offs (Recoveries) $18 $21 $13 $19 $22 $9 $6 $12 $6 $2 $3 $1 $(4) 2Q 2016 3Q 2016 4Q 2016 1Q 2017 2Q 2017 Oil and Gas Allowance to Total Loans / Oil and Gas Loans 6.7% 5.6% 5.5% 5.7% 5.4% 1.4% 1.4% 1.4% 1.4% 1.4% 2Q 2016 3Q 2016 4Q 2016 1Q 2017 2Q 2017 ALLL / Total Loans Oil and Gas ALLL / Oil and Gas Loans 8

2017 OUTLOOK This outlook reflects a stable to improving economy. It does not reflect any changes to the regulatory environment or to corporate tax rates. We may adjust our outlook if, and when, we have more clarity on any one, or more, of these factors. Mid-to-high single digit annual average loan growth Balance Sheet Maintain Loan to Deposit ratio Management under 100% Improving NIM trend Improving year over year fee-based revenues Fee Declining year over year mortgage Businesses banking revenue Approximately 1% higher than the prior year Expense Continued improvement to our Management efficiency ratio Continue to follow stated corporate priorities for capital deployment Capital & Credit Provision expected to adjust with changes to risk grade, other Management indications of credit quality, and loan volume 9

APPENDIX

OIL AND GAS UPDATE # of Credits $ of commitments $ of outstandings % of total loans Total O&G Portfolio Quarter end June 30, 2017 60 credits $940 million $601 million 3% New business since 17 credits $353 million $173 million 1% January 1, 2016 28% 38% 29% Period End Loans by Credit Quality ($ in millions) $756 $696 $129 $668 $625 $127 $601 $147 $134 $176 $114 $171 $75 $37 $78 $451 $446 $450 $398 $413 2Q 2016 3Q 2016 4Q 2016 1Q 2017 2Q 2017 Pass Potential Problem Loans Nonaccrual Oil and Gas Allowance ($ in millions) 6.7% 5.6% 5.7% 5.5% 5.4% $42 $42 $38 $38 $33 2Q 2016 3Q 2016 4Q 2016 1Q 2017 2Q 2017 Oil and Gas Allowance Oil and Gas Allowance / Oil and Gas Loans 11

NETWORK TRANSACTION DEPOSITS Wealth Managers 21 ~15% Quarter end June 30, 2017 ~$3.2 billion relationships of total deposits Relationships established before 11 ~65% June 30, 2012 ~$2.1 billion relationships of network transaction deposits Deposits and Customer Funding ($ in billions) $21.9 $20.8 $19.7 $17.6 $17.8 15.5% 15.2% 14.9% 12.9% 12.5% $2.9 $3.1 $3.2 $2.1 $2.2 2Q 2013 2Q 2014 2Q 2015 2Q 2016 2Q 2017 Network Transaction Deposits (NTD) Customer Funding Customer Deposits1 Network Transaction Deposits as % of Total Deposits Average Rates 0.78% 0.78% 0.78% 0.79% 0.85% 0.52% 0.42% 0.29% 0.30% 0.31% 0.06% 0.05% 0.05% 0.05% 0.05% 2Q 2016 3Q 2016 4Q 2016 1Q 2017 2Q 2017 Savings Network Transaction Deposits Time Deposits Money Market without NTD Money Market with NTD (As Reported) 1 ? Total deposits excluding network transaction deposits 12

# RECONCILIATION AND DEFINITONS OF NON-GAAP ITEMS

| Efficiency Ratio | YTD 2Q13 | YTD 2Q14 | YTD 2Q15 | YTD 2Q16 | YTD 2Q17 |
|---|---|---|---|---|---|
| Federal Reserve efficiency ratio | 69.74 % | 69.75 % | 70.24 % | 69.18 % | 66.54 % |
| Fully tax-equivalent adjustment | (1.41)% | (1.32)% | (1.37)% | (1.36)% | (1.30)% |
| Other intangible amortization | (0.42)% | (0.41)% | (0.34)% | (0.21)% | (0.19)% |
| Fully tax-equivalent efficiency ratio | 67.91 % | 68.02 % | 68.53 % | 67.61 % | 65.05 % |

The efficiency ratio as defined by the Federal Reserve guidance is noninterest expense (which includes the provision for unfunded commitments) divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net. The fully tax-equivalent efficiency ratio, which is a non-GAAP financial measure, is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net. Management believes the fully tax-equivalent efficiency ratio, which adjusts net interest income for the tax-favored status of certain loans and investment securities, to be the preferred industry measurement as it enhances the comparability of net interest income arising from taxable and tax-exempt sources.

| Fee-based Revenue ($ millions) | 2Q 2016 | 3Q 2016 | 4Q 2016 | 1Q 2017 | 2Q 2017 |
|---|---|---|---|---|---|
| Trust service fees | $ 12 | $ 12 | $ 12 | $ 12 | $ 12 |
| Service charges on deposit accounts | 16 | 18 | 16 | 16 | 16 |
| Card-based and other nondeposits fees | 13 | 13 | 13 | 13 | 14 |
| Insurance commissions | 22 | 19 | 18 | 22 | 21 |
| Brokerage and annuity commissions | 4 | 4 | 4 | 4 | 4 |
| Fee-based revenue | $ 67 | $ 66 | $ 63 | $ 67 | $ 67 |
| Other | 15 | 29 | 29 | 13 | 15 |
| Total noninterest income | $ 82 | $ 95 | $ 92 | $ 80 | $ 82 |

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